EXHIBIT 23.0


                          INDEPENDENT AUDITORS' CONSENT

Securities and Exchange Commission
Washington, DC




We consent to the use in this Registration Statement of Training Together, Inc. on Form 10-SB, of our report dated June 17, 2003, appearing in the Prospectus and the Selected Financial Data, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.


 /s/  Cordovano and Harvey



Cordovano and Harvey, P.C.
Denver, Colorado
August 27, 2003























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